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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                     FORM 8K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  JULY 3, 1995
                        (Date of earliest event reported)

                            INDUSTRIAL FUNDING CORP.
               (Exact name of registrant specified in its charter)


          OREGON                     0-18071                     93-1013278

(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                      Indentificaton No.)


                               2121 S.W. BROADWAY
                                    SUITE 330
                             PORTLAND, OREGON 97201
          (Address of principal executive offices, including zip code)


                                  (503)228-2111
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On July 3, 1995 the Registrant (the Company) filed form 15 with the Securities and Exchange Commission to terminate its registration under the Securities Exchange Act of 1934 pursuant to Rule 12g-4(a)(1)(i). The Company's decision to terminate its registration is intended to eliminate the substantial costs associated with the act's public reporting requirements.

     Under Rule 12g-4, termination of registration is effective 90 days after the filing of a Form 15, unless a shorter period is determined by the Commission. Once the termination of registration is effective, the corporation will also voluntarily terminate its listing on the Nasdaq Small Capitalization Market..

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDUSTRIAL FUNDING CORP.
                                        (Registrant)

                                        By:
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                                           John W. Pitt
                                           Its: Vice President - Finance